PNC Funds Prospectus

March 1, 2018

PNC Money
Market Funds

PNC Treasury Plus Money Market Fund
(Institutional Shares: PAIXX | Advisor Shares: PAYXX | Service Shares: PAEXX)

If you have any questions about any part of this prospectus or wish to obtain additional information about PNC Funds, please visit pncfunds.com or call 800-622-FUND (3863).

Not FDIC Insured — May Lose Value — No Bank Guarantee

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Adviser

PNC CAPITAL ADVISORS, LLC

MONEY MARKET FUNDS

PNC TREASURY PLUS MONEY MARKET FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide high current income consistent with stability of principal while maintaining liquidity.

FUND FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees

(fees paid directly from your investment)

	Institutional Shares	Advisor Shares	Service Shares
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None
Maximum Deferred Sales Charge (Load)	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Institutional Shares	Advisor Shares	Service Shares
Management Fees	0.15%	0.15%	0.15%
Distribution (12b-1) Fees	None	None	None
Other Expenses[1]	0.13%	0.23%	0.38%
Shareholder Servicing Fees	None	0.10%	0.25%
Other	0.13%	0.13%	0.13%
Total Annual Fund Operating Expenses	0.28%	0.38%	0.13%

1 Expense information has been restated to reflect current fees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Institutional Shares, Advisor Shares, and Service Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$29	$90	$157	$356
Advisor Shares	$19	$122	$213	$480
Service Shares	$51	$170	$296	$665

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests exclusively in short-term direct obligations of the U.S. Treasury, such as Treasury bills and notes, repurchase agreements collateralized by obligations of the U.S. Treasury, and in other money market funds that invest exclusively in such obligations. The Fund will provide shareholders with at least 60 days' written notice before it will adopt a policy that will permit the Fund to invest less than 100% of its assets plus any borrowings for investment purposes in such securities. Notwithstanding the above, the Fund may hold a portion of its assets in cash and cash equivalents, including demand deposits with a bank, pending investment, to satisfy redemption requests or to meet the Fund's other liquidity management needs.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less as determined pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended, (the "1940 Act"), the primary rule governing the operation of money market funds, including variable and floating rate obligations with longer maturities that are deemed to have remaining maturities of 397 days or less in accordance with Rule 2a-7 due to interest rate resetting provisions and/or demand features. The Fund's dollar- weighted average maturity will not exceed 60 days and the Fund's dollar-weighted average life will not exceed 120 days.

PNC Capital Advisors, LLC (the "Adviser") manages the Fund so that it will qualify as a "government money market fund" (a fund that invests almost exclusively in cash, obligations of the U.S. government, and repurchase agreements collateralized by obligations of the U.S. government). Government money market funds remain eligible under Rule 2a-7 to use the amortized cost method of valuation to seek to maintain a stable net asset value ("NAV") of $1 per share. Government money market funds are also generally not subject to the default liquidity fees and redemption gates that may apply to other money market funds under Rule 2a-7, and the Board of Trustees (the "Board") has determined not to adopt liquidity fees or redemption gates for the Fund at this time, although the Board retains the ability under Rule 2a-7 to impose them at a later date.

The Fund may hold cash and cash equivalents and may maintain demand deposits with a bank, including the bank acting as the Fund's custodian.

PRINCIPAL RISKS

Credit/Counterparty Risk. The values of debt securities and other investments involving an obligation, such as derivative investments or repurchase obligations, may be affected by the ability of the issuer the respective counterparties to make principal and interest payments or otherwise meet payment obligations to the Fund. If an issuer or counterparty cannot or will not meet its payment obligations or if its credit rating is lowered or its financial strength deteriorates, the value of its debt securities or other instruments may fall. Certain obligations issue by U.S. government agencies, authorities, instrumentalities, or sponsored enterprises, such as the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation,

MONEY MARKET FUNDS

PNC TREASURY PLUS MONEY MARKET FUND

and the Federal Home Loan Banks, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. Counterparty risk may be a greater risk for swaps and other over-the-counter derivatives than it is for exchange-traded derivatives.

Government Securities Risk. Concerns about the capacity of the U.S. government to meet its obligations may negatively impact the price of such securities held by the Fund.

Interest Rate Risk. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the longer the maturity or duration of a debt security (or a portfolio of such securities), the more the value of that security (or portfolio of securities) will change as a result of changes in interest rates. Interest rate risk may be heightened when interest rates are below or significantly below historical averages. As of the date of this prospectus, interest rates in the United States are near historically low levels, increasing the exposure of debt securities to the risks associated with rising interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. Recent and potential future changes in government policy may affect interest rates.

Large Shareholder Risk. The Fund may experience large redemptions or investments due to transactions in Fund shares by funds of funds, other large shareholders or similarly managed accounts, including funds or accounts advised or sponsored by the Adviser. While it is impossible to predict the overall effect of these transactions over time, there could be an adverse impact on the Fund's performance. In the event of such redemptions or investments, the Fund could be required to sell securities or to invest cash at a time when it may not otherwise desire to do so. Such transactions may increase the Fund's brokerage and/or other transaction costs. The Fund is currently utilized by certain large financial intermediaries as a sweep vehicle for accounts that they manage or offer and may be particularly susceptible to this risk.

Management and Operational Risk. The Fund is subject to management risk because it is actively managed. PNC Capital Advisors, LLC (the "Adviser") will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired outcome. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the Adviser in managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective.

Cyber-attacks, disruptions, or failures that affect the Fund's service providers, the Fund's counterparties, market participants, issuers of securities held by the Fund, or the systems or technology on which the Fund may rely, may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations, such as calculating the Fund's NAV or processing redemptions.

Market Risk. Market risk is the risk that securities prices will fall over short or extended periods of time. Historically, the securities markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. In response to governmental actions or intervention, political, economic, or market developments, or other external factors, markets may experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods.

Money Market Fund Risk. There can be no assurance that a money market fund operating as a government money market fund, such as the Fund, will maintain a $1.00 per share NAV or comply with Rule 2a-7 at all times. Factors that could adversely affect the value of a money market fund's shares, include, among others, a sharp rise in interest rates, an illiquid market for the securities held by the money market fund, a high volume of redemption activity in a fund's shares, and a credit event or credit rating downgrade affecting one or more of the issuers of securities held by the fund. In addition, the failure of even an unrelated money market fund to maintain a stable NAV could create a widespread risk of increased redemption pressures on all money market funds, including the Fund, potentially jeopardizing the stability of its NAV. Certain other money market funds have in the past failed to maintain stable NAV, and there can be no assurance that such failures and resulting redemption pressures will not impact the Fund in the future. A decline in interest rates can reduce a money market fund's yield even if a fund is able to maintain a $1.00 per share NAV. The Adviser and its affiliates are under no obligation to support the share price or yield of the Fund.

Failure to maintain the Fund's status as a "government money market fund" would require the Fund to cease using the amortized cost method to value its shares and to cause transactions in its shares to be effected using the Fund's NAV per share calculated out to the fourth decimal point (e.g., $1.0000 instead of $1.00). That pricing mechanism is intended to cause the values of shares of affected funds, including, potentially, the Fund, to float (i.e., change) over time with the market values of the fund's portfolio securities. In addition, the board of trustees of any money market fund may impose a liquidity fee of up to 2% of a shareholder's redemption request (any such fee a "temporary liquidity fee") and/or suspend redemptions for a period of up to ten days (any such suspension, a "gate") whenever a fund's weekly liquid assets comprise less than 30% of the fund's total assets.

MONEY MARKET FUNDS

PNC TREASURY PLUS MONEY MARKET FUND

Further, money market funds (other than retail money market funds and government money market funds) must impose a temporary liquidity fee of up to 2% of the value of the shares redeemed whenever less than 10% of its total assets are comprised of weekly liquid assets, unless the fund's board of trustees determines that such a fee is not in the fund's best interests. If the Fund failed to maintain its status as a "government money market fund," it would be required to impose liquidity fees and/or temporary suspensions of redemptions ("temporary liquidity fees and gates") whenever less than 10% of the Fund's total assets are comprised of weekly liquid assets, unless the Fund's Board determines that such a fee is not in the Fund's best interests. There can be no assurance that your investment in the Fund will not be adversely affected by additional reforms to money market regulation that may be adopted by the SEC or other regulatory authorities.

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a bank deposit and not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund's sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

PERFORMANCE INFORMATION

The Fund is the successor to PNC Advantage Institutional Treasury Money Market Fund (the "Predecessor Fund"), a mutual fund with identical investment objectives, policies, and restrictions, as a result of the reorganization of the Predecessor Fund into the Fund on March 1, 2018. The performance provided in the bar chart and table is that of the Predecessor Fund. The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Predecessor Fund's Institutional Class Shares from year to year. The performance table measures performance in terms of the average annual total returns of the Predecessor Fund's Shares. As with all mutual funds, the Fund's past performance does not predict the Fund's future performance. Updated information on the Fund's performance can be obtained by visiting http://pncfunds.com/performance/all/class_i/default.fs or by calling 1-800-622-FUND (3863). The Fund's 7-day yield for Institutional Class shares as of December 31, 2017 was 1.02%.

Calendar Year Total Returns

Best Quarter	0.21%	(12/31/17)
Worst Quarter	0.00%	(9/30/15)

The Fund's year-to-date total return for Institutional Class Shares through January 31, 2018 was 0.09%.

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2017)

	1 Year	5 Years	Since Inception
Institutional Shares (since inception date 10/01/09)	0.63%	0.15%	0.10%
Advisor Shares (since inception date 3/16/11)	0.00%	0.01%	0.01%
Service Shares (since inception date 10/29/10)	0.00%	0.01%	0.01%

INVESTMENT ADVISER

PNC Capital Advisors, LLC is the investment adviser to the Fund.

PURCHASE AND SALE OF FUND SHARES

You may purchase or redeem shares of the Fund on any day when the U.S. bond markets and the Federal Reserve are open (each a "Business Day"). The Securities Industry and Financial Markets Association ("SIFMA") publishes a recommended holiday schedule each year for the U.S. bond markets. The U.S. bond markets and the Fund are generally closed on those scheduled holidays.

Accordingly, you cannot generally purchase or redeem shares of the Fund on those days.

By Phone or Wire: contact your financial intermediary or, if you hold your shares directly through the Fund, you should contact PNC Funds by phone at 1-800-622-FUND (3863).

By Mail: write to PNC Funds c/o The Bank of New York Mellon, P.O. Box 9795, Providence, RI 02940-9795.

By Internet: www.pncfunds.com.

Minimum Initial Investments:

•  The Fund's minimum initial investment is $1,000 for Service Shares.

•  There is no minimum investment amount for Institutional or Advisor Shares.

Minimum Subsequent Investments:

•  The minimum amount for subsequent investments in Service Shares is $100, including through a planned investment program.

•  There is no minimum amount for subsequent investments for Institutional or Advisor Shares.

The Fund's initial investment minimum may be reduced or waived in some cases.

TAX INFORMATION

The Fund's distributions generally will be taxed to you as ordinary income or capital gains if you hold shares in a taxable account. If you are invested in the Fund through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, you generally will not be subject to tax on Fund distributions so long as your Fund shares remain in the arrangement, but you may be taxed upon your withdrawal of monies from the arrangement.

DETAILS ABOUT THE FUND

Understanding the Information Presented in this Prospectus

Performance. Performance results shown in this prospectus, including the Summary Prospectus, may include the effects of previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers. The Predecessor Fund suspended payment of shareholder service fees effective January 1, 2010 until December 14, 2017. Effective December 15, 2017, the Predecessor Fund suspended payment of shareholder service fees in excess of 0.10%. The effect of these suspensions is reflected in the performance information for the Fund.

Expenses. Unless otherwise noted, the expense information shown is based on expenses incurred during the Fund's most recently completed fiscal year, expressed as a percentage of the Fund's average daily net assets over that period. Because the Fund's asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect the Fund's current asset size. The Fund's annual operating expenses and its asset size will likely vary over time and may vary materially. In general, the Fund's annual operating expenses will increase as the Fund's assets decrease and decrease as the Fund's assets increase.

Regulation. The Adviser is a wholly owned subsidiary of PNC Bank, National Association ("PNC Bank"). Certain regulatory requirements impose investment and other restrictions that apply to a bank, such as PNC Bank, and some of its affiliated persons when they manage the investments of others, including restrictions that limit the ability to invest in certain affiliates of the bank and other types of issuers. These restrictions, as well as PNC Bank and Adviser-adopted policies and procedures, may be applied to holdings of the PNC Funds and holdings of customers of certain related investment advisers and may restrict the Adviser's ability to invest in or engage in transactions with certain issuers of equity securities, fixed income securities and other investments. These restrictions may limit the Fund portfolio manager's ability to make certain investments the portfolio manager might otherwise select and may adversely affect the Fund's performance.

More Information About Investment Objectives and Principal Investment Strategies

The Fund has an investment objective and strategies for reaching its objective as discussed in the Summary Sections of this prospectus. The investment objective of the Fund may be changed at any time without shareholder approval. The Adviser invests Fund assets in a way that it believes will help the Fund achieve its objective. Investing in the Fund involves risk and there is no guarantee that the Fund will achieve its objective. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions, or company performance, and these judgments may affect the return on your investment.

This section provides additional information about the principal investment strategies utilized by the Fund. The Fund may hold cash pending investment and may invest up to 100%

of its assets in cash and/or short-term obligations issued or guaranteed by the U.S. government, including, but not limited to, Treasury bills, notes, bonds and certificates of indebtedness, as well as securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government for temporary defensive purposes. The investments may prevent the Fund from meeting its investment objective.

The Fund may hold cash pending investment and may invest up to 100% of its assets in cash and/or short-term obligations issued or guaranteed by the U.S. government, including, but not limited to, Treasury bills, notes, bonds and certificates of indebtedness, as well as securities issued or guaranteed by agencies, authorities, instrumentalities, or sponsored enterprises of the U.S. government for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

Additionally, pursuant to SEC rules, the Fund may invest cash balances not otherwise invested in portfolio securities and cash collateral from securities lending programs in shares of other money market funds offered by PNC Funds and other investment companies affiliated with the Adviser. The Fund will bear the costs and fees associated with investments in other investment companies, including other investment companies managed by the Adviser or its affiliates, except that the Adviser has agreed to waive its advisory fee in an amount equal to the advisory fees paid to the Adviser by a PNC money market fund with respect to the Fund's short-term reserves swept into a PNC money market fund. Certain other contractual and voluntary advisory fee waivers may reduce the Adviser's obligation to waive its advisory fees in connection with such investments.

This waiver does not apply to cash collateral from the Fund's securities lending program invested in a PNC money market fund, and the waiver may be terminated at any time without prior notice. Because the Adviser and/or its affiliates receive fees for providing services to PNC Funds and certain other funds in which the Fund may invest, the Fund's investments in such funds benefit the Adviser and/or the Adviser's affiliates.

The Fund seeks to provide high current income consistent with stability of principal while maintaining liquidity.

Under normal circumstances, the Fund invests exclusively in short-term direct obligations of the U.S. Treasury, such as Treasury bills and notes, repurchase agreements collateralized by obligations of the U.S. Treasury, and in other money market funds that invest exclusively in such obligations. The Fund will provide shareholders with at least 60 days' written notice before it will adopt a policy that will permit the Fund to invest less than 100% of its net assets plus any borrowings for investment purposes in such securities.

The Adviser manages the Fund so that it will qualify as a "government money market fund." Government money market funds remain eligible under Rule 2a-7 to use the amortized cost method of valuation to seek to maintain a stable net asset value of $1 per share. Government money market funds are also generally not subject to the default liquidity fees and redemption gates that may apply to other money market funds under Rule 2a-7, and the Board has determined not to adopt liquidity fees or redemption gates for the Fund at this time, although the Board retains the ability under Rule 2a-7 to impose them at a later date.

Additional Information Regarding the Fund's Investment Policies

Additional investment policies are described in this section. The Fund also may invest in other securities, use other strategies and engage in other investment practices. See the Statement of Additional Information for more detail on the investment policies of the Fund.

Repurchase Agreements

The Fund may enter into repurchase agreements. A repurchase agreement is a contract under which the Fund acquires a security (e.g., a security backed by the full faith and credit of the U.S. government, such as a U.S. Treasury bill, bond, or note) for a relatively short period for cash and subject to the commitment of the seller to repurchase the security for an agreed-upon price on a specified date. The repurchase price exceeds the acquisition price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Repurchase agreements afford the Fund the opportunity to earn a return on temporarily available cash with limited market risk, although the Fund bears the risk of a seller's failure to meet its obligation to pay the repurchase price when it is required to do so. Such a default may subject the Fund to expenses, delays, and risks of loss including: (i) possible declines in the value of the underlying security while the Fund seeks to enforce its rights thereto, (ii) possible reduced levels of income and lack of access to income during this period, and (iii) the inability to enforce its rights as to the security and the expenses involved in attempted enforcement. Entering into repurchase agreements entails certain risks, which include the risk that the counterparty to the repurchase agreement may not be able to fulfill its obligations, as discussed above, that the parties may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected.

Notes on Investment Limitations

The Fund has adopted policies or restrictions that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated, all limitations apply only at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Fund's investment to a certain percentage of assets or in issuers of a certain credit quality. When an investment is rated by more than one NRSRO, the Adviser will utilize the highest rating for that security for purposes of applying any investment policies that incorporate credit ratings (e.g., a policy to invest a certain percentage of the Fund's assets in securities rated investment grade) except where the Fund has a policy to invest a certain percentage of its assets in securities that are rated below investment grade, in which case the Fund will utilize the lowest rating that applies to that investment.

More Information About Principal Risks

The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It is possible, however, that these evaluations will prove to be inaccurate. No matter how well an investment manager does in performing and executing on its assessments, you could lose money on your investment in the Fund, just as you could with other investments.

The value of your investment in the Fund is based primarily on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which it trades. The effect on the Fund of a change in the value of a single security will depend, among other things, on how widely the Fund diversifies its holdings.

This section provides additional information about the principal risks of investing in the Fund.

Credit/Counterparty Risk. The values of debt securities and other investments involving an obligation, such as derivative investments or repurchase obligations, may be affected by the ability of the issuer or the respective counterparties to make principal and interest payments or otherwise meet payment obligations to the Fund. If an issuer or counterparty cannot or will not meet its payment obligations or if its credit rating is lowered or its financial situation deteriorates, the values of its debt securities or other instruments may fall.

Certain obligations may be secured by the issuer's or counterparty's assets or may otherwise be supported by collateral. In those situations, there remains the risk that the collateral declines in value; the Fund suffers delays, incurs costs and/or loses money in exercising its rights with respect to any credit support or collateral; and any credit support or collateral proves insufficient to make the Fund whole.

Certain obligations issued by U.S. government agencies, authorities, instrumentalities, or sponsored enterprises, such as the GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac, and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities, or sponsored enterprises if it is not obligated to do so by law. Counterparty risk may be a greater risk for swaps and other over-the-counter derivatives than it is for exchange-traded derivatives.

To the extent that the Fund invests in securities of distressed companies, it may be exposed to greater credit, issuer, and liquidity risk than a portfolio that does not invest in such securities. Securities of distressed issuers include both debt and equity securities. Debt securities of distressed companies are considered predominantly speculative with respect to the issuers' continuing ability to make principal and interest payments. Issuers of distressed-company securities may also be involved in restructurings or bankruptcy proceedings that may not be successful. An economic downturn or period of rising interest rates could negatively affect the market for these securities and reduce the Fund's ability to sell these securities.

Under a repurchase agreement, the Fund purchases securities from a seller who agrees to repurchase the securities sold at a mutually agreed upon time and price which is higher than the purchase price. If the seller defaults or otherwise becomes unable to honor a financial obligation, the Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced by or against the seller, there could be a delay in receiving the collateral. Similarly, the Fund is exposed to similar risks of incurring losses, costs, and delays if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.

To the extent the Fund invests in mortgage- or asset-backed securities, the Fund may be subject to the risk that borrowers will default on the underlying obligations that back the mortgage- or asset-backed securities. In such situations, recovery from the collateral, if any, underlying the mortgage- or asset-backed securities in which the Fund invests may be difficult, and the value of such securities may decline, resulting in losses to the Fund.

Government Securities Risk. Investments in certain U.S. government securities may not be supported by the full faith and credit of the U.S. government. Accordingly, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, instrumentalities, or sponsored enterprises if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, and it is possible that these issuers will not have the funds to meet their payment obligations in the future. In such a case, the Fund would have to look principally to the agency, instrumentality, or sponsored enterprise issuing or guaranteeing the security for ultimate repayment, and the Fund may not be able to assert a claim against the U.S. government itself in the event the agency, instrumentality, or sponsored enterprise does not meet its commitment. Concerns about the capacity of the U.S. government to meet its obligations may negatively impact the price of such securities held by the Fund.

Interest Rate Risk. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the longer the maturity or duration of a debt security (or a portfolio of such securities), the more the value of that security (or portfolio of securities) will change as a result of changes in interest rates. The dividend yield paid by the Fund will vary with, among other things, changes in short-term interest rates. The Fund's yield could decline due to falling interest rates. Interest rate risk may be heightened when interest rates are below or significantly below historical averages. As of the date of this prospectus, interest rates in the United States are near historically low levels, increasing the exposure of debt securities to the risks associated with rising interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. Recent and potential future changes in government policy may affect interest rates.

The U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. For example, in recent periods, governmental financial regulators, including the Federal Reserve, have taken steps to maintain historically low interest rates, such as by purchasing bonds. Steps by those regulators, including, for example, steps to reverse, withdraw, curtail or taper such activities, could have a material adverse effect on prices for the Fund's portfolio of investments and on the management of the Fund. The withdrawal of support, failure of efforts in response to a financial crisis, or investor perception that those efforts are not succeeding could negatively affect financial markets generally as well as the values and liquidity of certain securities.

Large Shareholder Risk. The Fund may experience large redemptions or investments due to transactions in Fund shares by funds of funds, other large shareholders or similarly managed accounts, including funds or accounts advised or sponsored by the Adviser. While it is impossible to predict the overall effect of these transactions over time, there could be an adverse impact on the Fund's performance. In the event of such redemptions or investments, the Fund could be required to sell securities or to invest cash at a time when it may not otherwise desire to do so. Such transactions may increase the Fund's brokerage and/or other transaction costs. The Fund is currently utilized by certain large financial intermediaries as a sweep vehicle for accounts that they manage or offer and may be particularly susceptible to this risk.

Management and Operational Risk. The Fund is subject to management risk because they are actively managed. The Adviser will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired outcome. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the Adviser in managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objectives. Moreover, the consequences of events with limited or no historical precedent may be especially difficult to predict or manage.

Certain operational issues may adversely affect the value of your investment in the Fund and your ability to receive redemption proceeds timely. Cyber-attacks, disruptions, or failures that affect the Fund's service providers, the Fund's counterparties, market participants, issuers of securities held by the Fund, or the systems or technology on which the Fund may rely, may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations, such as calculating the Fund's NAV or processing redemptions.

Market Risk. Market risk is the risk that securities prices will fall over short or extended periods of time. Historically, the securities markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. The value of your investment in the Fund is based primarily on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade.

The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa and the volatility of lower-rated securities is greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. The Fund's investments in convertible securities have characteristics of both fixed income and equity securities. The value of a convertible security tends to move with the market value of the underlying stock, but may also be affected by interest rates, credit quality of the issuer and any call provisions. The Fund is subject to the risk that the asset class(es) in which it invests primarily may underperform the asset class(es) in which it does not invest primarily.

Geopolitical and other events may disrupt markets and adversely affect global economies. Likewise, natural and environmental disasters and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, would be highly disruptive to economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund's investments. These events could also cause the Fund's exposure to the risks described elsewhere in this prospectus to increase. Market disruptions can also prevent the Fund from implementing its investment programs for a period of time and achieving its investment objective.

In response to governmental actions or intervention, economic or market developments, or other external factors, markets may experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Securities may be difficult to value during such periods. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the securities in which the Fund invests or the issuers of such securities in ways that are unforeseeable. Legislation or regulation also may change the way in which the Fund or the Adviser are regulated. Such legislation, regulation, or other government action could limit or preclude the Fund's ability to achieve its investment objective and affect the Fund's performance.

Political, social, or financial instability, civil unrest and acts of terrorism are other potential risks that could adversely affect an investment in a security or in markets or issuers generally. In addition, political developments in foreign countries or the United States may at times subject such countries to sanctions from the U.S. government, foreign governments and/or international institutions that could negatively affect the Fund's investments in issuers located in, doing business in or with assets in such countries. The Fund may continue to accept new subscriptions and to make additional investments in instruments in accordance with the Fund's principal investment strategies to strive to meet the Fund's investment objectives under all types of market conditions, including unfavorable market conditions.

The U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. For example, in recent periods, governmental financial regulators, including the Federal

Reserve, have taken steps to maintain historically low interest rates, such as by purchasing bonds. Steps by those regulators, including, for example, steps to reverse, withdraw, curtail, or taper such activities, could have a material adverse effect on prices for the Fund's portfolio of investments and on the management of the Fund. The withdrawal of support, failure of efforts in response to a financial crisis, or investor perception that those efforts are not succeeding could negatively affect financial markets generally as well as the values and liquidity of certain securities. Securities markets may, in response to governmental intervention, economic or market developments, or other factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices. Securities may be difficult to value during such periods.

Any partial or complete dissolution of the European Monetary Union (the "EMU") could have significant adverse effects on currency and financial markets, and on the values of the Fund's portfolio investments. If one or more EMU countries were to stop using the euro as its primary currency, the Fund's investments in such countries may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to liquidity risk and the risk that the Fund may not be able to value investments accurately to a greater extent than similar investments currently denominated in euros. To the extent a currency used for redenomination purposes is not specified in respect of certain EMU-related investments, or should the euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. The Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.

The Fund may continue to accept new subscriptions and to make additional investments in instruments in accordance with the Fund's principal investment strategies to strive to meet the Fund's investment objectives under all types of market conditions, including unfavorable market conditions.

Money Market Fund Risk. There can be no assurance that a money market fund, including one operating as a government money market fund (a fund that invests almost exclusively in cash, obligations of the U.S. Government, and repurchase agreements collateralized by obligations of the U.S. government), such as the Fund, will maintain a $1.00 per share NAV or comply with Rule 2a-7 at all times. Factors that could adversely affect the value of a money market fund's shares, include, among others, a sharp rise in interest rates, an illiquid market for the securities held by the money market fund, a high volume of redemption activity in a fund's shares, and a credit event or credit rating downgrade affecting one or more of the issuers of securities held by the fund. In addition, the failure of even an unrelated money market fund to maintain a stable NAV could create a widespread risk of increased redemption pressures on all money market funds, including the Fund, potentially jeopardizing the stability of its NAV.

Certain other money market funds have in the past failed to maintain stable NAVs, and there can be no assurance that such failures and resulting redemption pressures will not impact the Fund in the future. A decline in interest rates can reduce a money market fund's yield even if a fund is able to maintain a $1.00 per share NAV. The Adviser and its affiliates are under no obligation to support the share price or yield of any Money Market Fund.

Government money market funds invest almost exclusively in cash, obligations of the U.S. government, and repurchase agreements collateralized by obligations of the U.S. government. Government money market funds are expected to be able to continue to use the amortized cost method of valuation to seek to maintain a stable NAV of $1 per share and they are generally not subject to the default liquidity fees and redemption gates that may apply to other money market funds. In addition, the Board of the Fund has determined not to adopt any liquidity fees or redemption gates for the Fund at this time, although the Board retains the discretion to impose them at a later date without prior notice. There can be no assurance that the Fund will qualify as government money market funds or maintain that status. Failure to maintain that status will subject the Fund to regulation as a non-government money market fund and may result in the imposition of temporary liquidity fees and gates.

The Adviser manages the Fund so that it will qualify as a "government money market fund". Failure to maintain the Fund's status as a "government money market fund" would require the Fund to cease using the amortized cost method to value its shares and to cause transactions in its shares to be effected using the Fund's NAV per share calculated out to the fourth decimal point (e.g., $1.0000 instead of $1.00). That pricing mechanism is intended to cause the values of shares of affected funds, including, potentially, the Fund, to float (i.e., change) over time with the market values of the fund's portfolio securities. In addition, the board of trustees of any money market fund may impose a liquidity fee of up to 2% of a shareholder's redemption request (any such fee a "temporary liquidity fee") and/or suspend redemptions for a period of up to ten days (any such suspension, a "gate") whenever a fund's weekly liquid assets comprise less than 30% of the fund's total assets. Further, money market funds (other than retail money market funds and government money market funds) must impose a temporary liquidity fee of up to 2% of the value of the shares redeemed whenever less than 10% of its total assets are comprised of weekly liquid assets, unless the fund's board of trustees determines that such a fee is not in the fund's best interests. If the Fund failed to maintain its status as a "government money market fund," it would be required to impose liquidity fees and/or temporary suspensions of redemptions ("temporary liquidity fees and gates") whenever less than 10% of the Fund's total assets are comprised of weekly liquid assets, unless the Fund's board of trustees determines that such a fee is not in the Fund's best interests. There can be no assurance that your investment in any Money Market Fund will not be adversely affected by additional reforms to money market regulation that may be adopted by the SEC or other regulatory authorities.

Tax Risk. Distributions of capital gains and other taxable income will be subject to applicable federal, state and local income taxes. Distributions of income and gains arising from the Fund's use of derivatives will be subject to applicable federal, state, and local income taxes. Interest on certain municipal securities that are exempt from federal income tax may, nonetheless, be subject to the alternative minimum tax. Shareholders should consult with their tax advisors when determining the taxable nature of any fund distributions for federal, state, or local tax purposes. An investment in the Fund may also result in liability for federal alternative minimum tax, both for individual and corporate shareholders. For example, while the interest from qualified private activity bonds is generally not subject to federal income tax, many types of private activity bond interest must be included in taxable income for federal alternative income tax purposes.

Disclosure of Portfolio Holdings

The Fund publishes on the Fund's website (pncfunds.com) and files with the SEC its complete portfolio holdings monthly. The publication and filing is subject to a five-business day lag and will provide portfolio holdings as of the last business day of the previous month. Additionally, the Fund is required to file a quarterly portfolio holdings report with the SEC on Form N-CSR and Form N-Q. For more information on the Fund's policies and procedures with respect to the disclosure of portfolio securities, see the Statement of Additional Information, which is available, free of charge, on the Fund's website (pncfunds.com).

MANAGEMENT OF THE FUND

Investment Adviser

PNC Capital Advisors, LLC (the "Adviser") is the investment adviser to the Fund and is located at One East Pratt Street – 5th Floor, Baltimore, MD 21202. As of December 31, 2017, the Adviser had approximately $50.3 billion in assets under management.

The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. The Board supervises the Adviser and establishes policies that the Adviser must follow in its management activities. The Adviser utilizes a team approach for management of the Fund. No one person is primarily responsible for managing the Fund or making investment recommendations to the team.

The table below shows the management fees (after all fee waivers and expense reimbursements) the Adviser received from the Predecessor Fund for the fiscal year ended May 31, 2017 and the Fund's contractual management fee:

Management Fees Paid as a Percentage of Average Net Assets for the Fiscal Year Ended May 31, 2017	Contractual Management Fee as a Percentage of Average Net Assets
0.15%	0.15%

Voluntary Fee Waivers

The Adviser may voluntarily agree to waive advisory fees and reimburse expenses and such voluntary fee waivers and expense reimbursements may be changed or terminated by the Adviser at any time.

Additional Information Regarding Board Approval of Investment Advisory Agreement

A discussion regarding the basis for the Board's approval of the investment advisory agreement will be available in the Annual Report to Shareholders for the period ended November 30, 2018.

Manager of Managers Structure

The Fund has received an exemptive order from the SEC to operate under a manager of managers structure that permits the Adviser, with the approval of the Board, to appoint and replace sub-advisers and materially amend existing sub-advisory agreements without shareholder approval ("Manager of Managers Structure"). Under the Manager of Managers Structure, the Adviser has the ultimate responsibility, subject to oversight by the Fund'sBoard, for overseeing the Fund's sub-advisers, notifying them of their termination and recommending to the Board their hiring or replacement. The Adviser may, in the future, recommend to the Board the establishment of the Manager of Managers Structure for any of the Fund.

Shareholders will be notified within 90 days of the hiring of a sub-adviser.

Additional Information

The Board generally oversees the operations of the Fund and the Trust. The Trust enters into contractual arrangements with various parties, including among others the Fund's investment adviser, sub-advisers, custodian, transfer agent, and accountants, who provide services to the Fund. Shareholders are not parties to any such contractual arrangements and are not intended third-party (or other form of) beneficiaries of those contractual arrangements. The Trust's and the Fund's contractual arrangements are not intended to create any shareholder rights to enforce such contracts directly against the service providers or to seek any remedy under those contracts directly against the service providers.

This prospectus has been designed to meet the regulatory purpose of providing information concerning the Trust and the Fund that you should consider carefully in determining whether to purchase shares of the Fund. Neither this prospectus, the Fund's Statement of Additional Information, nor the Fund's registration statement, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Fund and any shareholder, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

PURCHASING, EXCHANGING, AND REDEEMING FUND SHARES

This section tells you how to purchase, exchange, and redeem shares of the Fund. Generally, the Fund does not accept purchase orders from foreign investors; however, the Fund reserves the ability to change this practice without prior notice. The Fund may accept or reject any purchase order. Your financial consultant, financial intermediary or institution may charge a fee for its services, in addition to the fees charged by the Fund.

Institutional Shares:

•  No front-end sales charge

•  No 12b-1 fees

•  No minimum initial investment, except as described below.

Institutional Shares may be purchased through the trust departments of financial institutions, or broker-dealers, or other financial institutions which have entered into a selling agreement with PNC Funds Distributor, LLC (the "Underwriter") to place trades for institutional accounts, broker products or similar products. In order to purchase Institutional Shares through one of these entities, you must have an account with the entity. The account will be governed by its own rules and regulations that may be more stringent than the rules and regulations governing a direct investment in the Fund. The entity also may charge transaction fees. You should consult your account documents for full details. Your shares in the Fund may be held in an omnibus account in the name of that institution.

Institutional Shares may be purchased directly by institutional investors including corporate investors, pension, retirement and profit sharing plans and foundations, and any organization authorized to act in a fiduciary, advisory, custodial or agency capacity. Employees, directors, officers and retirees of PNC Funds, investment companies sponsored or advised by the Adviser or its affiliates, The PNC Financial

Services Group, Inc. or any of its affiliates, the Fund's co-administrators, Underwriter, or any investment sub-adviser to the Fund and their immediate families (spouse, parents, siblings, children, and grandchildren) may purchase Institutional Shares subject to a $1,000 minimum initial investment, whether purchasing shares directly or through a Planned Investment Program. In addition to the $1,000 minimum initial investment, Planned Investment Programs are subject to a $100 monthly minimum investment.

•  No minimum amount for subsequent investments, except as provided above for Planned Investment Programs.

Advisor Shares:

•  No front-end sales charge

•  Shareholder servicing fees up to 0.10% of net assets

•  No 12b-1 fees

•  No minimum initial investment

•  No minimum amount for subsequent investments

Service Shares:

•  No front-end sales charge

•  Shareholder servicing fees of up to 0.25% of net assets

•  No 12b-1 fees

•  $1,000 minimum initial investment – $100 subsequent minimum investment amount, including through a Planned Investment Program

Advisor and Service Shares may only be purchased through select financial institutions.

For purposes of this prospectus, a "Business Day" means, with respect to the Fund, is any day on which the Fund calculates its NAV.

The Adviser and its affiliates currently make payments from their own resources to financial intermediaries that generate purchase orders. The Adviser or its affiliates may pay fees, from their own assets, to financial intermediaries (including financial intermediaries that are affiliates of the Adviser) for shareholder or administrative services in connection with investments in the Fund. These fees are in addition to any fees that may be paid by the Fund for these types of services or other services, including 12b-1 fees. The Adviser and its affiliates also participate in certain arrangements whereby the Adviser or its affiliates may pay from their own resources financial intermediaries for inclusion of the Fund on certain preferred sales lists or other similar programs intended to generate fund sales. In some cases, these payments may create an incentive for a financial intermediary to recommend sales of Fund shares. In addition, the Adviser or its affiliates may also share certain marketing support expenses for such intermediaries to raise awareness of the Fund. Such payment may be in addition to, or in lieu of, sales- and asset-based payments. The payment arrangements described herein will not change the price an investor pays for shares of the Fund nor the amount that the Fund receives to invest on behalf of the investor. The Adviser or its affiliates may discontinue these payments at any time. Investors should consider whether such arrangements exist when evaluating any recommendation from an intermediary to purchase or sell shares of the Fund. Please see the Statement of Additional Information for more information on these payments and the programs described above.

The Adviser will monitor the Fund's asset size and, subject to approval by the Board, may decide to close the Fund at any time to new investments or new accounts if the Adviser believes that an increase in the asset size of the Fund may adversely affect the implementation of the Fund's strategies. If the Fund is closed, the Fund may continue to accept additional investments from existing shareholders.

1  Prior to September 28, 2017, PIPs were subject to initial and subsequent investment minimums of $50. PIP accounts established prior to that date will continue to be subject to the lower investment minimums.

How to Purchase and Exchange Fund Shares

New Account Set Up	Adding to an Existing Account
By Mail	• Complete and sign an application. Applications may be requested by calling 1-800-622-FUND (3863) and are also available at pncfunds.com.
• Make your check payable to "PNC Funds (Fund Name)." PNC Funds cannot accept third-party checks, starter checks, credit cards, credit card checks, cash, or cash equivalents (i.e., cashier's check, bank draft, money order, or travelers' check).
• Mail the completed and signed account application and your check to:
PNC Funds
c/o The Bank of New York Mellon
P.O. Box 9795
Providence, RI 02940-9795
 Overnight delivery to:
PNC Funds
c/o The Bank of New York Mellon
4400 Computer Drive
Westborough, MA 01581-1722	• Provide purchase instructions with the fund name, share class, your account number and account registration information.
• Make your check payable to "PNC Funds (Fund Name)." PNC Funds cannot accept third-party checks, starter checks, credit cards, credit card checks, cash or cash equivalents (i.e., cashier's check, bank draft, money order or travelers' check).
• Mail the instructions and the check to one of the two mailing addresses provided.
• The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposits in the mail or with such services or receipt at the Fund's post office box, or purchase orders or redemption requests do not constitute receipt by the Transfer Agent.
By Telephone with Wire Transfer	• Call Investor Services at 1-800-622-FUND (3863) to set up an account number and to receive a wire control number to be included in the body of the wire.
• Ask your bank to immediately transmit available funds by wire. Your bank may charge you a wiring fee for this service.
• Wiring instructions are as follows:
The Bank of New York Mellon
ABA # 011001234
Credit: 0000735906
The Bank of New York Mellon Inc. as Agent for PNC Funds
Further Credit: Beneficiary Name
Beneficiary Fund/Account Number
• Complete and sign the account application and mail to:
PNC Funds
c/o The Bank of New York Mellon
P.O. Box 9795
Providence, RI 02940-9795
 Overnight delivery to:
PNC Funds
c/o The Bank of New York Mellon
4400 Computer Drive
Westborough, MA 01581-1722
PNC Funds and its transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, or from incomplete wiring instructions.	• If you previously selected the telephone purchases option for your account, call Investor Services at 1-800-622-FUND (3863) to purchase additional shares.
• If your bank account information is on file, you can request purchases through federal funds wire or electronic transfer through the ACH.
• To add telephone purchases option to your account, please complete an Account Maintenance Form or call Investor Services.
PNC Funds and its transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, or from incomplete wiring instructions.

Financial Intermediary

•  Contact your financial consultant, financial intermediary or institution to transact initial purchases or additional purchases of shares of PNC Funds. Your financial intermediary is responsible for transmitting all purchase and sale requests, investment information, documentation and money to PNC Funds' transfer agent on time.

•  Your financial consultant, financial intermediary or institution may set different minimum initial and additional investment requirements and may charge you fees or commissions in connection with that purchase that are not otherwise disclosed in this prospectus.

•  In order for you to receive the Fund's NAV determined on a Business Day when you purchase, redeem, or exchange through an authorized financial intermediary, your authorized financial intermediary must receive your purchase, redemption, or exchange request in good order before the time provided for your Fund in the table in the section titled "General Information Regarding Purchases," and the authorized financial intermediary must subsequently communicate the request properly and timely to the Fund.

Note: If you recently purchased shares by check or through ACH, you may not be able to exchange your shares until your check or ACH transmission has cleared (which may take up to 15 business days from your date of purchase).

When you exchange shares, you are really selling your shares, which may subject you to tax, and buying other Fund shares.

How We Calculate NAV

The NAV for one Fund share is the value of that share's portion of the assets of the Fund less liabilities and share class expenses.

In calculating the NAV, for the Fund, the Fund generally values its investment portfolio using the amortized cost method, which is described in the Statement of Additional Information. If this method is determined to be unreliable during certain market conditions or for other reasons by the Adviser, the Fund will value its portfolio at market price or fair value prices determined in good faith by the Adviser, assisted by the Fund accountant, using methods approved by the Board. Please see "Money Market Fund Risk" in the section "Details About the Fund – More Information About Principal Risks" for a discussion of regulatory changes that may affect how the Fund values its portfolio.

The Statement of Additional Information contains more detailed information concerning how the Fund values its investments.

General Information Regarding Purchases

The price per share (the offering price) will be the NAV next determined after the Fund receives your purchase order. In order for you to receive the Fund's next-calculated NAV determined on a Business Day when you purchase through an authorized financial intermediary, your authorized financial intermediary must receive your purchase request in good order before the time given in the table below and the authorized financial intermediary must subsequently communicate the request properly and timely to the Fund. The Fund normally calculates its NAV as of the time shown in the table below. On days when the U.S. bond markets have a scheduled early close for regular trading (e.g., due to a holiday), the Fund normally calculates its NAV as of the time of that early close, except on New Year's Eve and the Friday before Memorial Day. Notwithstanding the preceding, the Fund may determine to calculate its NAV as of the close of regular trading on the U.S. bond markets on any day when there is an unscheduled early close to regular trading on the U.S. bond markets. Good order means, among other things, that your request includes complete information. In general, a purchase order is in "good order" if it includes: (i) the name of the Fund and share class being purchased; (ii) the U.S. dollar amount of the shares to be purchased; (iii) the name and/or the account number (if any) set forth with sufficient clarity to avoid ambiguity; and (iv) the signature of an authorized signatory. The Fund's NAV is not calculated on holidays when the U.S. bond markets or the Federal Reserve are closed.

	Time of NAV Calculation/ Deadline for processing at the NAV calculated that day	Deadline for Submission of Orders for Dividends to Begin Accruing on the Same Business Day
Treasury Plus Money Market Fund	Normally 4:00 p.m. Eastern time[1]	Normally 1:30 p.m. Eastern time[1,2]

1  On days when SIFMA recommends a scheduled early close for the U.S. bond markets, the Fund typically calculates its NAV as of that earlier time (the "early closing time") and set their deadline for the submission of orders for processing at the NAV calculated that day to the early closing time, except on New Year's Eve and the Friday before Memorial Day. The deadline for submission of orders for dividends to begin accruing on the same business day on such days is the time in the following list that next precedes the early closing time by at least 45 minutes: 9:45 a.m.; 11:45 a.m.; 1:30 p.m.; or 3:30 p.m. (all times Eastern time).

2  Your order must be communicated by you or your financial intermediary to the Fund's transfer agent by this time, and the payment for your order must be received by the Fund's transfer agent before the deadline shown above or, in the Fund's discretion, by the close of the Federal Reserve wire transfer system, on the day your order is placed, for you to begin accruing dividends the same Business Day. These times are subject to change without notice.

General Information Regarding Short-Term Trading

The Fund operates as a money market fund and generally does not seek to detect short-term trading, but reserves the right to do so when the Board deems appropriate.

Short-term trading in other PNC-sponsored funds other than the Fund creates transaction costs that are borne by all shareholders and disrupts the orderly management of the Fund's portfolio investments. Funds that invest in overseas securities markets are particularly vulnerable to market timers who may take advantage of time zone differences between the foreign markets on which these funds' portfolio securities trade and the U.S. markets which generally determine the time as of which NAV is calculated ("time-zone arbitrage"). For additional information on time zone arbitrage, see the Statement of Additional Information. Further, funds that invest in small-cap securities and other types of investments which are not frequently traded, including high-yield bonds, also can be the targets of market timers.

There is no guarantee that PNC Funds or its agents will be able to detect frequent trading activity, identify the shareholders engaged in such activity, or, if it is detected, prevent its recurrence. The ability of PNC Funds and its agents to monitor trades that are placed through omnibus or other nominee accounts, where the holdings of multiple shareholders are aggregated, is limited. Omnibus accounts, in which shares are held in the name of a financial intermediary on behalf of multiple investors, are a common form of holding shares among retirement and college saving plans and financial intermediaries such as brokers, advisers, and third-party administrators. Omnibus accounts aggregate purchase or redemption and exchange requests on a daily basis and the identity of individual investors may not be known to the Fund. With respect to suspected market timing by investors who acquire shares through omnibus accounts, different purchase and exchange limitations may apply. These limitations may be more or less restrictive than those imposed on direct and fully disclosed accounts. Investors who hold Fund shares through a financial intermediary are advised to consult the intermediary to determine what purchase and exchange limitations apply to their accounts.

General Information Regarding Exchanges

You may exchange your shares of the Fund for the same class of shares of another Fund. You may exchange your shares on any Business Day. Please see "General Information Regarding

Purchases" for information regarding the deadlines for the submission of purchase and sale orders for the Fund. Not all of the PNC Funds have the same deadline for the submission of orders for processing. Accordingly, when you exchange shares of one Fund for shares of another Fund, your account may be un-invested for the period of time between when the sale portion of your request exchange has been effected and when the purchase portion of your exchange has been effected.

When you exchange shares, you are really selling your shares, which may subject you to tax, and buying other Fund shares. Your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request.

PNC Funds reserves the right to revise or terminate the exchange privilege at any time, for any reason. You will be provided 60 days' written notice before any material change to the exchange privilege is made.

Sales Charges

There are no sales charges on the purchase of Institutional, Advisor or Service Shares.

How to Redeem Your Fund Shares

Shareholders may redeem shares by following the procedures described below. For information about the deadline to receive the next-calculated NAV and dividend accrual, if applicable, please see "General Information Regarding Purchases" in this prospectus.

By Telephone 1-800-622-FUND (3863)	Call with your account name, number, and amount of redemption. Redemptions will be sent to the shareholder's address or bank account on record.
By Mail	Provide redemption instructions with your name, fund name, share class, your account number and the amount you would like to sell in dollars or shares. These instructions must be signed by each owner of the account or authorized signatory.
Mail the instructions to:
PNC Funds
c/o The Bank of New York Mellon
P.O. Box 9795
Providence, RI 02940-9795
Overnight delivery to:
PNC Funds
c/o The Bank of New York Mellon
4400 Computer Drive
Westborough, MA 01581-1722
Financial Intermediary

Contact your financial consultant, financial intermediary or institution to redeem your shares. Your financial consultant, financial intermediary or institution may charge a fee for its services, in addition to the fees charged by the Fund.

Signature Guarantee

The use of a signature guarantee is common in the securities industry. Its purpose is to authenticate the signature and capacity of a person requesting the redemption or transfer of securities and is for your protection as well as the Fund's.

We will accept only STAMP2000 New Technology Medallion Signature Guarantee stamps from eligible guarantors. These include banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. The signature guarantee must appear on the same document as the signature(s) being guaranteed and as close as practicable to the endorsement.

To obtain the signature guarantee, you must take your unsigned document to the guaranteeing institution. Most institutions will not guarantee your signature unless you sign in their presence. Be sure to bring the kind of personal identification with you that the guaranteeing institution requires. The guaranteeing institution must use a STAMP2000 New Technology Medallion Signature Guarantee stamp. A stamp that is not in this format is NOT an acceptable substitute. A witnessed, verified, or certified signature or a notarization by a notary public is NOT an acceptable substitute for a Medallion Signature Guarantee, nor can we accept a comparison signature guarantee, a handwritten signature guarantee, or a non-Medallion Signature Guarantee stamp.

Receiving Your Money

If you would like the proceeds of your redemption to be sent to an address, or made payable to a payee which is different from the address or payee information we have on record, please notify PNC Funds in writing and include a Medallion Signature Guarantee from a bank or other financial institution (see "Signature Guarantee" above).

Redemption requests will be processed at the next NAV determined after the Fund receives your request in good order, less any applicable deferred sales charge. Good order, among other things, means that complete information is provided about your sale request. In general, a redemption request is in "good order" if it includes: (i) the name of the Fund and share class being redeemed; (ii) the U.S. dollar amount of the shares to be redeemed; (iii) the name and/or the account number (if any) set forth with sufficient clarity to avoid ambiguity; and (iv) the signature of an authorized signatory. See "Contingent Deferred Sales Charges" in this prospectus for information concerning the application of contingent deferred sales charges.

Except as noted below, for redemption requests received in good order, we will typically pay out redemption proceeds on the next business day regardless of the method used to make such payment. We may, however, take up to seven days to make redemption payments. The Fund may make redemption payments to different shareholders at different times for redemption requests received on the same day. Your proceeds can be wired to your bank account or sent to you by check. PNC Funds does not charge a fee to wire your funds; however, your financial intermediary may charge a fee.

Redemption requests may be funded from various sources, including Fund portfolio holdings of cash or cash equivalents, short-term investments, proceeds from the sale or maturity of portfolio investments, interest, dividend income and other monies earned on portfolio investments, borrowings (including overdrafts from the custodian bank, under the Fund's line of credit, and/or through the Fund's Interfund Lending program, as applicable), and various other techniques, including, without limitation, repurchase agreements. Under normal conditions, we typically expect to pay redemption proceeds in cash. The Fund, however, has the right to use assets other than cash for redemption payments and is more likely to use non-cash assets to meet redemption requests during times of deteriorating market conditions or market stress, in cases where PNC Funds believes there are redemption requests representing a very significant portion of the Fund's outstanding shares or where a significant portion of the Fund's portfolio is comprised of less-liquid securities. The Fund may be limited in its ability to use assets other than cash to meet redemption requests due to restrictions on ownership of their portfolio assets. More information is contained in the section "Redemptions in Kind" below.

In addition, if the Fund sells investments with extended settlement times, the settlement proceeds from the sales may not be available to meet the Fund's redemption obligations for a substantial period of time. In order to honor redemptions pending settlement of such investments, the Fund may employ a wide variety of means to meet short-term liquidity needs, including, without limitation drawing on its cash and other short-term positions or selling other investment positions with shorter settlement cycles, the sale of any or all of which may adversely affect the Fund's performance.

If you recently purchased your shares by check or through ACH, redemption proceeds or dividend accruals, if applicable, may not be available until your check or ACH transmission has cleared (which may take up to 15 business days from your date of purchase). If you recently changed your address, you will not be able to redeem your shares within 30 days after the change without a Medallion Signature Guarantee signature guarantee.

Redemptions in Kind

Redemption proceeds may be paid all or in part in securities (redemptions in kind) rather than cash at the Fund's discretion. Such in-kind distributions are typically a pro-rata portion of Fund portfolio assets (with certain adjustments, such as to avoid creating odd lot positions), representative baskets of securities or a combination of individual securities, cash and other investments. If your shares are redeemed in kind, you will have to pay transaction costs to sell any securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. Shareholders remain responsible for any loss in their accounts or any applicable taxes until their shares are redeemed.

Involuntary Redemption of Your Shares

If your account balance drops below $1,000, you may be required to redeem your shares. But, we will give you or your financial intermediary at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares. The Fund reserves the right to redeem a shareholder's investment in the Fund without notice and send the proceeds to the shareholder's last address or account on record or the shareholder's financial intermediary. The Fund may do so if the shareholder's account no longer satisfies eligibility or minimum investment requirements established by the Fund or for other reasons the Fund determines are appropriate.

Suspension of Your Right to Redeem Your Shares

PNC Funds may suspend the right of redemption or postpone the date of payment for shares redeemed during any period when:

(a)  trading on the NYSE is restricted by applicable rules and regulations of the SEC;

(b)  the NYSE is closed for reasons other than customary weekend and holiday closings;

(c)  upon providing prior notification to the SEC, the Board determines that a Money Market Fund's shareholders may suffer material dilution or other unfair results and decides to liquidate the Fund;

(d)  the SEC has by order permitted the Fund's suspension or postponement of redemptions;

(e)  an emergency exists, as determined by the SEC, as a result of which: (i) disposal by PNC Funds of securities owned by it is not reasonably practicable or (ii) it is not reasonably practicable for PNC Funds to determine the fair market value of its net assets; or

(f)  permitted by applicable law.

Telephone and Internet Transactions

Purchasing, exchanging, and redeeming Fund shares over the telephone or via the Internet is extremely convenient, but not without risk. Although the Fund's transfer agent has certain safeguards and procedures to confirm the authenticity of instructions, neither the Fund nor its transfer agent are responsible for any losses or costs incurred by following telephone or Internet instructions we reasonably believe to be genuine. If you or your financial institution transact with the Fund's transfer agent over the telephone or via the Internet, you will generally bear the risk of any loss.

Customer Identification Program

Federal regulations require the Fund to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number or other government-issued identification when you open an account. Additional information may be required in certain circumstances. Purchase applications without such information may not be accepted. If you have applied for an identification number, the application must be provided and the number submitted within a time period after the establishment of the account deemed reasonable by the Fund. To the extent permitted by applicable law, the Fund reserves the right to place limits on transactions in your account until your identity is verified.

Cost Basis Reporting

When you redeem or exchange Fund shares that are held in a taxable account, the Fund or, if you purchase your shares through a financial intermediary, your financial intermediary generally is required to report to you and the Internal Revenue Service on an Internal Revenue Service Form 1099-B or other applicable form cost-basis information with respect to those shares, as well as information about whether any gain or loss on your redemption or exchange is short- or long-term and whether any loss is disallowed under the "wash-sale" rules. This reporting requirement is effective for Fund shares acquired by you (including through dividend reinvestment) on or after January 1, 2012, when you subsequently redeem or exchange those shares. Such reporting generally is not required for shares held in a Qualified Plan or other tax-advantaged account. Cost basis is typically the price you pay for your shares (including reinvested dividends), with adjustments for certain commissions, wash-sales, organizational actions, and other items, including any returns of capital paid to you by the Fund in respect of your shares. Cost basis is used to determine your net gains and losses on any shares you redeem or exchange in a taxable account.

The Fund or your financial intermediary, as applicable, will permit you to select from a list of alternative cost basis reporting methods to determine your cost basis in Fund shares acquired on or after January 1, 2012. If you do not select a particular cost basis reporting method, the Fund or financial intermediary will apply its default cost basis reporting method to your shares. If you hold your shares directly in the Fund account, the Fund's default method (or the method you have selected by notifying the Fund) will apply; if you hold your shares in an account with a financial intermediary, the intermediary's default method (or the method you have selected by notifying the intermediary) will apply. Please see the Fund's website at: pncfunds.com or contact the Fund at 1-800-622-FUND (3863) or consult your financial intermediary, as appropriate, for more information on the available methods for cost basis reporting and how to select or change a particular method. You should consult your tax advisor concerning the application of these rules to your investment in the Fund, and to determine which available cost basis method is best for you. Please note that you are responsible for calculating and reporting your cost basis in Fund shares acquired prior to January 1, 2012 as this information will not be reported to you by the Fund and may not be reported to you by your financial intermediary.

SHAREHOLDER SERVICES PLAN

The Fund has adopted a shareholder services plan that permits the Fund to use its assets to pay for services provided by financial institutions to their customers who hold Advisor and Service Shares of the Fund. Such services include, but are not limited to, processing purchase and redemption orders, processing dividend payments and maintaining customer account records. The Fund may pay these institutions up to 0.10% and 0.25% of the average daily net assets attributable to Advisor and Service Shares, respectively, for these shareholder services. The Fund has suspended payment of shareholder service fees in excess of 0.10% for Service Shares. This suspension is voluntary and may be lifted at any time.

DIVIDENDS AND TAX ASPECTS OF INVESTING IN THE FUND

The Fund accrues its net investment income daily and distributes it monthly.

The Fund makes distributions of net realized capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the corresponding distribution. You will receive distributions in the form of additional Fund shares unless you elect to receive payment in cash. You may change your distribution options directly through the Internet at pncfunds.com, or by notifying the transfer agent in writing prior to the date of the distribution.

Your election will be effective as soon as your written notice is processed.

The following is a summary of certain U.S. federal income tax considerations generally applicable to investments in the Fund under current law, which is subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are U.S. citizens or residents.

You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

The Fund intends to qualify and be treated each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund's failure to qualify as a regulated investment company would result in Fund-level taxation, and consequently, a reduction in income available for distribution to you.

Fund Distributions — Taxable Shareholders

The Fund intends to distribute each year all or substantially all of its net investment income and capital gains, including its net capital gain (the excess of long-term capital gain over short-term capital loss, in each case determined with reference to any loss carryforwards). You will be subject to federal income tax on Fund distributions in the manner described herein, regardless of whether they are paid in cash or reinvested in additional shares. Although dividends are generally treated as taxable to you in the year they are paid, dividends declared and payable to shareholders of record in October, November or December but paid in the following January are taxable as if they were paid on December 31 of the year in which they were declared.

Distributions of investment income (other than exempt-interest dividends, if any, described below) and gains from the sale of investments that the Fund owned (or is deemed to have owned) for one year or less will generally be taxable to you at ordinary income rates. Distributions of net capital gains (that is, the excess of net capital gains from the sale of investments that the Fund owned for more than 12 months over net short-term capital losses) that are properly reported by the Fund as capital gain dividends ("capital gain dividends") will generally be taxable to you as long-term capital gain includible in net capital gain and taxable to individuals at reduced rates, regardless of how long you have held your shares. You will be notified annually of the tax status of distributions paid to you.

The Fund may be eligible to report a portion of its distributions as exempt-interest dividends, which are not generally taxable to Fund shareholders for U.S. federal income tax purposes, but may be subject to state and local taxes and may result in liability for the federal alternative minimum tax. If, at the close of each quarter of the Fund's taxable year, either (a) at least 50% of its total assets consists of obligations the interest on which is exempt from U.S. federal income tax under Section 103(a) of the Code or (b) at least 50% of its total assets consists of interests in Underlying RICs, the Fund will be permitted to distribute exempt-interest dividends and thereby pass through to its shareholders the tax-exempt character of any exempt-interest dividends it receives from Underlying RICs, and of interest on any tax-exempt obligations in which it directly invests, if any.

A 3.8% Medicare contribution tax will be imposed on the "net investment income" of certain individuals, estates and trusts to the extent their income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by the Fund, including any capital gain dividends but excluding any exempt-interest dividends (described below), and net capital gains recognized on the sale, redemption, exchange, or other taxable disposition of shares of the Fund. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution. However, you will be taxed on the entire taxable portion of the distribution received, even though, as an economic matter, all or a portion of the distribution constitutes a return of capital. This tax result is known as "buying into a dividend."

Redemptions or Exchanges — Taxable Shareholders

You will generally recognize taxable gain or loss for federal income tax purposes on a sale, exchange, or redemption of your shares in any Fund, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you dispose of them and will recognize short-term capital gain or loss if you have held your Fund shares for twelve months or less at the time you dispose of them. As described under "Cost Basis Reporting" above, upon the sale, exchange, or redemption of Fund shares, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the Internal Revenue Service with cost basis and certain other related tax information about the Fund shares you sold, redeemed, or exchanged. To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, all or a portion of any loss realized on a disposition of shares of the Fund will be disallowed under the "wash-sale" rules if other shares of the same Fund are purchased within 30 days before or after the disposition, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares purchased.

Backup Withholding

The Fund may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable distributions or gross proceeds realized upon redemption of Fund shares payable to shareholders who fail to provide to the Fund a correct tax payer identification number in the manner required, who have under-reported dividend or interest income, or who fail to certify to the Fund that they are not subject to backup withholding. The backup withholding rate is 28%.

IRAs and Other Tax-Advantaged Accounts

IRAs, tax-qualified retirement plans and certain other tax-advantaged accounts generally are not subject to U.S. federal income tax on distributions from the Fund or on redemptions of shares of the Fund. Special tax rules apply to investments through such accounts. Investors in the Fund through such tax-advantaged accounts generally are not subject to U.S. federal income tax on distributions from the Fund that are received by the account or on redemptions of the Fund's shares held in the account. Distributions from a tax-advantaged account generally are taxable to the recipient as ordinary income, with certain exceptions (for example, distributions from a Roth 401(k) plan generally are not taxable to participants in such a plan).

If you are investing through a tax-advantaged account, you should consult with your own tax advisor and your plan administrator or other designated financial intermediary to determine the suitability of the Fund as an investment through such account and the specific U.S. federal income, as well as any possible state, local, foreign or other, tax consequences to you of investing in the Fund through the account.

U.S. Federal Tax Treatment of Foreign Shareholders

Investors that are not U.S. citizens or residents should consult their own tax advisors regarding the U.S. and non-U.S. tax consequences of an investment in the Fund.

State and Local Taxes

You may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of the Fund's distributions, if any, that are attributable to interest on U.S. government securities or interest on securities of the particular state or localities within the state. It is anticipated that a significant percentage of the distributions by the Fund each year will be attributable to interest on U.S. government securities, but there is no assurance that this will be the case inasmuch as some categories of securities in which the Fund invests do not qualify as U.S. government securities for these tax purposes.

More information about taxes is in the Statement of Additional Information.

FINANCIAL HIGHLIGHTS

The tables that follow present performance information about the Institutional, Advisor and Service Shares of the Predecessor Fund. This information is intended to help you understand the Predecessor Fund's financial performance for the past five years, or, if shorter, the period of the Predecessor Fund's or share class' operations. All per share information reflects financial information for a single Predecessor Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Predecessor Fund, assuming you reinvested all of your dividends and distributions. The financial history shown below represents the financial history of the Predecessor Fund

The financial highlights have been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm,

whose report, along with the Predecessor Fund's financial statements, including any Notes to Financial Statements referenced in these financial highlights, is included in the annual report dated May 31, 2017 and is incorporated by reference into the Statement of Additional Information. Information provided for the period ended November 30, 2017 is derived from the Predecessor Fund's unaudited financial statements which are included in the Predecessor Fund's unaudited semi-annual shareholder report dated November 30, 2017 and is available upon request.

You can obtain the Funds' annual reports, which contain more performance information, at no charge by calling 1-800-622-FUND (3863).

Selected Per Share Data and Ratios For the Six Months Ended November 30, 2017, and for the Years Ended May 31, unless otherwise indicated

PNC ADVANTAGE INSTITUTIONAL TREASURY MONEY MARKET FUND

	Institutional Shares								Advisor Shares
	2017*	2017	2016	2015		2014	2013		2017*	2017	2016		2015		2014	2013
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00		$1.00	$1.00		$1.00	$1.00	$1.00		$1.00		$1.00	$1.00
Net Investment Income†	— **	— **	— **	—	**	— **	—	**	—	—	—	**	—	**	— **	—	**
Realized and Unrealized Gain (Loss) on Investments	—	—	—	—	**	—	—	**	—	—	—	**	—	**	—	—	**
Total from Investment Operations	— **	— **	— **	—	**	— **	—	**	—	—	—	**	—	**	— **	—	**
Dividends from Net Investment Income	— **	— **	— **	—	**	— **	—	**	—	—	—	**	—	**	— **	—	**
Distributions from Net Realized Gains	—	—	—	—		—	—		—	—	—		—		—	—
Total Distributions	— **	— **	— **	—	**	— **	—	*	—	—	—	**	—	**	— **	—	**
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00		$1.00	$1.00		$1.00	$1.00	$1.00		$1.00		$1.00	$1.00
Total Return	0.37%	0.23%	0.02%	0.01%		0.01%	0.01%		0.00%	0.00%	0.02%		0.01%		0.01%	0.01%
Ratios/ Supplemental Data
Net Assets End of Period (000)	$594,540	$543,266	$453,917	$112,304		$174,871	$115,062		$— (1)	$— (1)	$—	(1)	$34,829		$10,980	$8,412
Ratio of Expenses to Average Net Assets	0.28%	0.25%	0.17%	0.05%		0.05%	0.12%		0.00%	0.00%	0.16%		0.05%		0.05%	0.13%
Ratio of Net Investment Income to Average Net Assets	0.74%	0.24%	0.02%	0.01%		0.01%	0.01%		0.00%	0.00%	0.02%		0.01%		0.01%	0.01%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.28%	0.25%	0.24%	0.28%		0.26%	0.28%		0.00%	0.00%	0.25%		0.29%		0.27%	0.29%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.74%	0.24%	(0.05)%	(0.22)%		(0.20)%	(0.15)%		0.00%	0.00%	(0.07)%		(0.23)%		(0.21)%	(0.15)%

*  For the six-month period ended November 30, 2017. All ratios for the period have been annualized. Total return for the period has not been annualized.

**  Amount represents less than $0.005 per share.

†  Per share data calculated using average shares outstanding method.

(1)  At November 30, 2017, May 31, 2017 and May 31, 2016, net assets of the Advisor Shares represented seed capital.

(2)  At November 30, 2017 and May 31, 2016, net assets of the Service Shares represented seed capital. At May 31, 2017, net assets of the Service Shares rounded to zero. See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios For the Six Months Ended November 30, 2017, and for the Years Ended May 31, unless otherwise indicated

PNC ADVANTAGE INSTITUTIONAL TREASURY MONEY MARKET FUND

	Service Shares
	2017*	2017	2016		2015		2014	2013
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00		$1.00		$1.00	$1.00
Net Investment Income†	—	—	—	**	—	**	— **	—	**
Realized and Unrealized Gain (Loss) on Investments	—	—	—	**	—	**	—	—	**
Total from Investment Operations	—	—	—	**	—	**	— **	—	**
Dividends from Net Investment Income	—	—	—	**	—	**	— **	—	**
Distributions from Net Realized Gains	—	—	—		—		—	—
Total Distributions	—	—	—	**	—	**	— **	—	**
Net Asset Value, End of Period	$1.00	$1.00	$1.00		$1.00		$1.00	$1.00
Total Return	0.00%	0.00%	0.02%		0.01%		0.01%	0.01%
Ratios/Supplemental Data
Net Assets End of Period (000)	$— (2)	$— (2)	$—	(2)	$3,401		$1,601	$2,711
Ratio of Expenses to Average Net Assets	0.00%	0.00%	0.10%		0.05%		0.05%	0.14%
Ratio of Net Investment Income to Average Net Assets	0.00%	0.00%	0.02%		0.01%		0.01%	0.01%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.00%	0.00%	0.26%		0.29%		0.27%	0.29%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.00%	0.00%	(0.14)%		(0.23)%		(0.21)%	(0.14)%

*  For the six-month period ended November 30, 2017. All ratios for the period have been annualized. Total return for the period has not been annualized.

**  Amount represents less than $0.005 per share.

†  Per share data calculated using average shares outstanding method.

(1)  At November 30, 2017, May 31, 2017 and May 31, 2016, net assets of the Advisor Shares represented seed capital.

(2)  At November 30, 2017 and May 31, 2016, net assets of the Service Shares represented seed capital. At May 31, 2017, net assets of the Service Shares rounded to zero. See Notes to Financial Statements

Investment Adviser

PNC Capital Advisors, LLC
One East Pratt Street, 5th Floor
Baltimore, MD 21202

Underwriter

PNC Funds Distributor, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

Legal Counsel

Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199-3600

For more information about the Fund, please ask for:

Statement of Additional Information (SAI)

The SAI, as it may be amended or supplemented from time to time, includes more detailed information about PNC Funds and is available, free of charge, on the Fund's website. The SAI is on file with the SEC and is incorporated by reference into this prospectus.

Annual and Semi-Annual Reports

The Annual and Semi-Annual reports list the Fund's holdings and contain information from the Fund's managers about strategies and recent market conditions and trends and their impact on Fund performance during the last fiscal year. The reports also contain detailed financial information about the Fund and are available, free of charge, on the Fund's website (http://pncfunds.com/resources/prospectus_reports/default.fs).

To Obtain More Information:

By Internet:

pncfunds.com

By Telephone:

Call 800-622-FUND (3863)

By Mail:

PNC Funds
c/o The Bank of New York Mellon
P.O. Box 9795
Providence, RI 02940-9795

From the SEC:

You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about PNC Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room, call 1-202-551-8090. You may request documents from the SEC, upon payment of a duplicating fee, by emailing the SEC at publicinfo@sec.gov or by writing to:

U.S. Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-1520

PNC Funds' Investment Company Act
registration number is 811-4416

PS-007-0218